Income Taxes - Schedule of Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets net
Net operating losses	$ 11,715	$ 10,547
Research credits	2,045	1,462
Stock compensation	49	5
Other temporary differences	349	202
Valuation allowance	(14,124)	(12,157)
Total assets	34	59
Deferred tax liabilities Fixed and intangible assets	(34)	(59)
Total liabilities	(34)	(59)
Net deferred tax assets	$ 0	$ 0